UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 9, 2008

FUTURE CANADA CHINA ENVIRONMENT INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-150110
(Commission File No.)

114 West Magnolia Street
Suite 437
Bellingham, WA 98225
(Address of principal executive offices and Zip Code)

(360) 392-2828
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On September 9, 2008, Kin Bun Kwong was appointed our Vice President and Legal Representative in the People’s Republic of China. From May 2002 to February 2008, Mr. Kwong was president of Optimal Life Group. From March 2004 until September 2008, Mr. Kwong was vice president of operations for Maple Leaf Restoration Inc. located in Alberta, Canada which grows tree seedlings for exploration to China to improve air quality.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: September 12, 2008

FUTURE CANADA CHINA ENVIRONMENT INC.

BY:   HSI CHUN CHIANG
         Hsi Chun Chiang, President, Principal Executive
         Officer, Secretary, Treasurer, Principal Financial
         Officer, Principal Accounting Officer and sole
         member of the Board of Directors.